Debt	6 Months Ended
Jan. 31, 2023
Debt Instrument [Line Items]
Debt
10: Debt
The tables below summarize key terms of the Company’s debt that was outstanding as of January 31, 2023 and the Predecessor’s debt as of January 31, 2022 (amounts in thousands, except for interest rates).

Successor	As of January 31, 2023
Lender	Stated Interest Rate	Effective Interest Rate	Gross Balance	Unamortized Debt Discount	Unamortized Deferred Debt Issuance Costs	Discount on Note Payable	Net Carrying Value
Stifel Bank	8.50%	8.50%	$15,000	$—	$—	$—	$15,000
InfoArmor	5.50%	5.50%	2,344	—	—	—	2,344
Convertible notes	7.00% Cash / 8.75% PIK	8.53%	156,564	—	(127)	—	156,437

			$173,908	$—	$(127)	$—	$173,781

Current portion of long-term debt							$15,938
Long-term debt							157,843

							$173,781

Predecessor	As of January 31, 2022
Lender	Stated Interest Rate	Effective Interest Rate	Gross Balance	Unamortized Debt Discount	Unamortized Deferred Debt Issuance Costs	Discount on Note Payable	Net Carrying Value
Stifel Bank	4.50%	6.50%	$15,000	$(96)	$(574)	$—	$14,330
Orix Growth Capital, LLC	10.00%	12.13%	30,000	(349)	(608)	—	29,043
InfoArmor	5.50%	5.50%	3,281	—	—	(213)	3,068
PIPE Investors	5.00%	5.00%	5,032	—	—	—	5,032

			$53,313	$(445)	$(1,182)	$(213)	$51,473

Current portion of long-term debt							$5,970
Long-term debt							45,503

							$51,473

Orix Note
On January 7, 2021, the Predecessor entered into a loan and security agreement with Orix Growth Capital, LCC (Orix) for $30.0 million, which is subordinated to the Stifel loan and is collateralized by substantially all of the assets of the Company. In conjunction with the loan and security agreement, warrants were issued to Orix (see Note 11 for discussion of warrants). The loan and security agreement provided for an immediate advance, upon loan closing, of $20.0 million, which the Company drew in full. The remaining $10.0 million shall be made in no more than three disbursements in increments of at least $2.5 million any time after March 31, 2021 and before March 31, 2022, as selected by ZeroFox. Advances under the agreement pay cash interest monthly at 10.00% per annum. The loan matures and all unpaid principal and interest is due in full on January 7, 2026. The loan also carries an end of term clause equal to 3% of the total amount borrowed if repaid on or before January 7, 2023, or 2% if repaid thereafter and prior to the maturity date.

On February 10, 2022, the Predecessor amended its loan and security agreement with Orix. From the amended loan and security agreement with Orix, in February 2022, the Predecessor borrowed $7.5 million, from which it received approximately $7.4 million of proceeds net of issuance cost of $0.1 million, and issued 161,112 warrants to purchase Series E redeemable convertible preferred stock at an exercise price of $1.86205. The cumulative outstanding principal of the loan was $37.5 million.
In connection with the Business Combination, the Company repaid the amounts due to Orix in full totaling $38.7 million, including a prepayment penalty of $1.2 million. The Company recognized the prepayment penalty in interest expense, net on the Consolidated Statement of Comprehensive Loss in the Successor Period.
The terms of the loan and security agreements with Orix included financial covenants whereby the Predecessor must be in compliance with the following: a) at any time, the ratio of Total Debt (as defined in the loan and security agreements) to Annual Recurring Revenue (“ARR”) (as defined in the loan and security agreements) shall not be more than 1.00:1.00, and b) the Predecessor shall maintain a minimum ARR, which increases over time, as defined in the loan and security agreements, measured as of the last day of each quarter. The Predecessor was in compliance with its financial covenants as of August 3, 2022.
Bridge Notes
In December of 2021, the Predecessor issued $5.0 million in bridge notes ($4.8 million of which were issued to related parties) to certain investors “PIPE Investors” in the potential PIPE (see Note 16). The bridge notes accrue interest at 5% per annum (computed on the basis of a
365-day
year), which is
paid-in-kind
as an addition to the principal balance of the bridge notes. The bridge notes are due at the earlier of the twelve-month anniversary of their issuance or the closing of the respective PIPE. Upon the closing of a PIPE, the bridge note holder may direct the Predecessor to satisfy its payment obligations under the bridge note by paying the holder/investor’s obligation under the PIPE.
In connection with the Business Combination, the notes and accrued interest owed to PIPE Investors were settled. The interest accrued through the date of the Business Combination of $0.2 million was paid to the PIPE Investors note holders in cash. The principal value of the related notes owed by the Predecessor of $5.0 million was offset against obligations the note holders had with the Company as part of the PIPE Subscription Agreement. The Company included the $5.0 million as part of the purchase price paid to complete the ZF Merger (see Note 5).
Stifel Note
On January 7, 2021, the Predecessor entered into a loan and security agreement with Stifel Bank (“Stifel”) for $10.0 million, which is collateralized by substantially all of the assets of the Predecessor. In conjunction with the loan and security agreement, warrants were issued to Stifel (see Note 11 for discussion of warrants). The loan and security agreement provided for an immediate advance, upon loan closing, of $10.0 million, which the Predecessor drew in full. Advances under the agreement pay cash interest monthly at the greater of the prime rate as reported in the Wall Street Journal plus 1.00%, or 4.50% per annum. If any loan payment is not made within 10 days of the payment due date, the Predecessor will incur a late fee equal to the lesser of (i) 5.00% of the unpaid amount or (ii) the maximum amount permitted to be charged under applicable law, not in any case to be less than twenty-five dollars. The loan matures and all unpaid principal and interest is due in full on January 7, 2024.
The loan and security agreement with Stifel contains a provision whereby, in the Event of Default, the obligation will bear additional interest at a rate equal to 4%. Management evaluated Events of Default and determined the non-credit
related events of default represent an embedded derivative that must be bifurcated and accounted for separately from the loan and security agreement. The default rate derivative is treated as a liability, initially measured at fair value with subsequent changes in fair value recorded in earnings. Management has assessed the probability of occurrence for a
non-credit
default event and determined the likelihood of a referenced event to be remote. Therefore, the estimated fair value of the default rate derivative was negligible as of January 31, 2023 and 2022, and no amount was recorded.
The terms of the loan and security agreement Stifel include financial covenants whereby the Predecessor must be in compliance with the following: a) at any time, the ratio of Total Debt (as defined in the loan and security agreements) to Annual Recurring Revenue (“ARR”) (as defined in the loan and security agreements) shall not be more than 1.0:1.0, and b) the Predecessor shall maintain a minimum ARR, which increases over time, as defined in the loan and security agreements, measured as of the last day of each quarter.
On December 8, 2021, the Predecessor amended its loan and security agreement with Stifel. The amendment reset the minimum ARR covenant for future periods and provided for an additional borrowing of $5.0 million, for which the Company borrowed $5.0 million in December 2021 and issued 161,113 warrants to purchase Series E redeemable convertible preferred stock at an exercise price of $1.86205. As of January 31, 2023, the outstanding principal of the loan includes $15.0 million of principal borrowed.
In connection with the Business Combination, the Company amended its loan and security agreement with Stifel Bank. The amendment superseded the financial covenants with which the Company must be in compliance. The amended financial covenants include the following commitments: a) a balance of cash held at Stifel Bank in an amount equal to or greater than the amount of outstanding debt and b) minimum liquidity (as defined in the loan and security agreement). The Company was in compliance with its financial covenants as of January 31, 2023.
In connection with the Business Combination, the Company recorded the debt outstanding with Stifel Bank at fair value. The Company determined the fair value of these notes to be the principal value and accrued interest outstanding at the date of the Business Combination
The loan with Stifel Bank is secured by all assets of the Company.
InfoArmor Note
On June 7, 2021, the Predecessor issued a $3.8 million promissory note payable to InfoArmor, Inc. in connection with its acquisition of Vigilante. The promissory note accrues interest at 5.5% per annum (computed on the basis of a 365 day year). Principal and interest payments of $0.2 million are paid quarterly over the four-year term of the loan maturing on June 7, 2025. As of January 31, 2023, $0.9 million was recorded in current portion of long-term debt in the consolidated financial statements.
In connection with the Business Combination, the Company recorded the debt outstanding with InfoArmor at fair value. The Company determined the fair value of these notes to be the principal value and accrued interest outstanding at the date of the Business Combination.
The loan with InfoArmor is unsecured.
Convertible Notes
On August 3, 2022, the Company closed subscription agreements with certain purchasers to sell $150.0 million aggregate principal amount of unsecured convertible notes due 2025 (the Convertible Notes). In connection with the Business Combination, the Company completed the Convertible Notes financing of $150.0 million.
The Convertible Notes include a cash interest option of 7% per annum, payable quarterly, and a payment-in-kind
(PIK) interest option of 8.75% per annum. The Convertible Notes include a default rate of interest feature. In the event of default by the Company, the rate of interest will be increased by 2.00% per annum. The Convertible Notes are convertible into shares of Company Common Stock, or a combination of cash and Company Common Stock, at the Company’s election, at an initial conversion price of $11.50, subject to customary anti-dilution provisions. The Convertible Notes mature on August 3, 2025.

The Company may, at its election, force conversion of the Convertible Notes after the first anniversary of their issuance if the volume-weighted average trading price of the Company’s Common Stock is greater than or equal to 150% of the conversion price for more than 20 trading days during a period of 30 consecutive trading days. After the second anniversary of their issuance this provision drops to greater than or equal to 130% of the conversion price for more than 20 trading days during a period of 30 consecutive trading dates. In the event that a holder of the Convertible Notes elect to covert, the Company will be obligated to pay an amount equal to outstanding principal and interest (accrued and unpaid), at the initial conversion rate of 86.9565 shares of Common Stock per $1,000 of outstanding principal and accrued interest.
Each holder of a Note will have the right to cause the Company to repurchase for cash all or a portion of the Convertible Notes held by such holder upon the occurrence of a fundamental change (as defined in the indenture governing the Convertible Notes), at a price equal to 100% of the principal plus accrued and unpaid interest, plus any remaining amounts that would be owed to, but excluding, the maturity date. In the event of a conversion in connection with a Fundamental Change, the conversion price will be adjusted in accordance with a Fundamental Change make-whole table. The Company analyzed the features of the make-whole table and concluded that it did not require bifurcation pursuant to ASC 815 as the variables that could affect the settlement amount would be inputs to a fixed-for-fixed
forward option on equity shares and as such, may be considered indexed to the Company’s own equity.
At January 31, 2023, the net carrying amount of the Convertible Notes of $156.4 million (reflected as long term debt on the Consolidated Balance Sheet) compares to the fair value of $97.2 million. The fair value of the Convertible Notes is categorized as a Level 3 liability in the fair value hierarchy.